EXHIBIT 10


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports, incorporated herein by reference. Our reports covering the December 31, 2003, consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP
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Hartford, Connecticut
January 21, 2005